                                                                     Exhibit 4.1

                       [Form of common stock certificate
                        of Medco Health Solutions, Inc.]

Number                                                                    SHARES

                           Medco Health Solutions, Inc.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

MHS

    THIS CERTIFICATE IS TRANSFERABLE IN DULUTH, MINNEAPOLIS OR NEW YORK CITY
                                  COMMON STOCK

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

This Certifies that                           CUSIP 58405U102


is the owner of

     FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF ONE CENT ($0.01) EACH OF
========================Medco Health Solutions, Inc.============================
Of Medco Health Solutions, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of Medco Health Solutions, Inc. and to any and all amendments thereto, to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signature of its proper officers.

Dated:


                                                    /s/ Richard T. Clark
                                                    CHIEF EXECUTIVE OFFICER

                  [MEDCO HEALTH SOLUTIONS, INC. CORPORATE SEAL]

COUNTERSIGNED AND REGISTERED:
WELLS FARGO BANK MINNESOTA, N.A.
                      TRANSFER AGENT
                       AND REGISTRAR,
BY
   /s/ Jennie M. Kaufman                            /s/ David S. Machlowitz
   AUTHORIZED OFFICER                               SENIOR VICE PRESIDENT, GENERAL COUNSEL
                                                    AND SECRETARY

  [Form of reverse of Common Stock Certificate of Medco Health Solutions, Inc.]

                           Medco Health Solutions, Inc.

        The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests may be made to the corporation or the transfer agent.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common               UNIF GIFT MIN ACT - ___________ Custodian_________
                                                                  (Cust)              (Minor)
TEN ENT - as tenants by the entireties                            under Uniform Gifts to Minors

JT TEN  - as joint tenants with right                            Act___________________________
          of survivorship and not as                                         (State)
          tenants in common

     Additional abbreviations may also be used though not in the above list



   For value received, ___________________ hereby sell, assign and transfer unto


 PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

[___________________________________]___________________________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated____________________________


                       _________________________________________________________
                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                               WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Signatures(s) Guaranteed:


_______________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17AD-15.